UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:  811-05207

ACM INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  December 31, 2006

Date of reporting period:    June 30, 2006


ITEM 1.   REPORTS TO STOCKHOLDERS.

-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

ACM Income Fund


Semi-Annual Report

June 30, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The Fund's Board of Directors approved amended and restated by-laws for the Fund effective July 1, 2006. The by-laws are an exhibit to the Fund's most recently filed report on Form N-SAR, which is on file with the SEC and may be accessed via the SEC's website which is at www.sec.gov. A copy is also available upon written request to the Secretary of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernsteinR at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




August 18, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for ACM Income Fund (the "Fund") for the semi-annual reporting period ended June 30, 2006. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "ACG".

Investment Objectives and Policies

This closed-end fund is designed to provide high current income consistent with the preservation of capital. The Fund normally invests at least 80% of its net assets in income producing securities. The Fund normally invests at least 65% of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements pertaining to U.S. Government securities. The Fund may also invest up to 35% of its assets in other fixed-income securities, including those issued by non-governmental issuers in the U.S. and those issued by foreign governments. The Fund may invest up to 35% of its net assets in below investment-grade securities. Additionally, the Fund may utilize other investment instruments, including options and futures, and may employ leverage. For more information regarding the Fund's risks, please see "A Word About Risk" on page 4 and "Note G-Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 42.

Investment Results

The table on page 6 provides performance data for the Fund and its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, for the six- and 12-month periods ended June 30, 2006.

The Fund outperformed its benchmark for both the six- and 12-month periods ended June 30, 2006. Contributing positively to the Fund's performance for the six-month period was the Fund's high yield allocation, which significantly outperformed the benchmark. Additionally, security selection within the Fund's high yield holdings was also positive.

The Fund's emerging market allocation, particularly its holdings in local Brazilian debt, also contributed positively to relative performance. For the semi-annual reporting period, Brazil posted the strongest local country returns at 16.64%, according to the J.P. Morgan Emerging Local Markets Index (ELMI) Plus, with the strength of its currency providing more than half of that return. Brazilian debt benefited from slowing growth, low inflation, high real rates and a strong currency.

The Fund's use of leverage for the semi-annual period did not have a significant effect on the Fund's outperformance versus its benchmark.

For the 12-month period, the Fund's emerging market debt and high yield allocations were again the primary positive contributors to performance relative to the benchmark, as both sectors outperformed the U.S.-only investment-grade benchmark.

Market Review and Investment Strategy

Bond market returns were mostly negative in the first half of 2006, as yields


ACM INCOME FUND o 1


continued to rise globally alongside official rate increases by the U.S. Federal Reserve (the "Fed") as well as other central banks. During the reporting period, the Fed raised official rates by 1.0% in quarter point increments, ending the period at 5.25%. U.S. Treasury yields rose approximately 75 basis points across the maturity spectrum, with most Treasury yields ending the period within a few basis points of 5.15%. As a result, U.S. Treasuries posted a negative absolute return of -1.29%, according to Lehman Brothers, and underperformed most U.S. fixed-income sectors in both absolute- and duration-adjusted terms.

Investment-grade corporate bonds fell 1.56%, posting the weakest returns within the Fund's benchmark. This was due to inflation concerns, the Fed's actions and increased event risk. In addition to the negative effects of interest rate hikes and greater volatility, the corporate market was also pressured by news of several large buyouts. For example, the oil and gas pipeline company, Kinder Morgan, began planning a mammoth management buyout (MBO) worth an estimated $22 billion, including debt, making it the biggest MBO on record. The deal spurred concern that other large leveraged buyouts (LBOs)/MBOs could be in the pipeline. Within the investment-grade corporate universe, longer-maturity corporates underperformed shorter-maturity debt and lower-rated corporates underperformed higher-quality debt.

High yield corporates outpaced most fixed-income sectors, returning 3.14% during the semi-annual reporting period, according to Lehman Brothers. High yield debt outperformed as it is less sensitive to the negative effects of rising interest rates. Additionally, strong returns within the automotive industry at 10.12%, led by a rebound in General Motors (GM) at 12.52% and Ford Motor Company at 8.58%, also boosted high yield returns. GM bonds drove industry outperformance on a series of positive developments. These developments included news that GM benefited from positive news that auto-parts supplier Delphi had reached an agreement with GM and the United Automobile Workers union over an employee buyout package. Ford benefited from better-than-expected earnings, as well as its new restructuring plan.

After a period of strong performance, U.S.-dollar denominated emerging markets ended the first half of 2006 in negative territory, returning -0.69%, according to the J.P. Morgan Emerging Market Bond Index (EMBI) Global. Weaker local equity markets, higher global interest rates and political instability associated with numerous local elections led to investor risk aversion in the emerging markets. Higher U.S. interest rates were the primary cause of the negative performance. Despite the negative return, however, emerging market debt spreads tightened modestly relative to U.S. Treasuries. During the period, the Latin region returned 0.40%, outperforming non-Latin countries at -2.16%. Local emerging market debt (local currency-denominated) fared much better, according to the J.P. Morgan ELMI Plus, posting a positive return of 2.34% for the period under review. As men-


2 o ACM INCOME FUND


tioned in the Investment Results section, on a country level, Brazil led in local currency terms, posting a return of 16.64%, followed by Indonesia at 13.30% and Thailand at 10.41%.

During the reporting period, allocations to U.S. government, mortgage-backed and corporate securities, as well as emerging market debt were maintained in the Fund. Although credit metrics such as corporate profits continued to be strong, historically narrow spreads and a flat yield curve made the corporate market vulnerable to event risk, including increased leverage buyout activity. The Fund's portfolio management team focused on underweighting longer maturity corporates, whose prices are especially vulnerable to market disruptions and which tend to suffer more than their shorter-duration counterparts when the yield curve is flat. Within the Fund's high yield allocation, the team continued to underweight the more risk-sensitive part of the market. With few opportunities to add value through security selection within the Fund's investment-grade and high yield allocation, the Fund's corporate holdings were extremely well-diversified and focused on avoiding problem credits. Additionally, the Fund continued to hold bank loan debt as strong investor demand, a benign default-rate environment and historically low volatility made leveraged loans attractive.

Within the Fund's emerging market allocation, Brazil, Russia and Mexico continued to be the Fund's top country selections with a focus on local debt, particularly in Brazil. Individual country fundamentals, especially progress on debt reduction, supported the team's belief that concentrated positions rather than a highly diversified allocation, was a more effective strategy for the Fund. Brazil's debt-to-gross domestic product (GDP) ratio continued to decline as it began to buy back a scheduled $20 billion of bonds. Aggressive rate cuts, the central bank's response to declining GDP growth in the context of low inflation, also have helped the county's creditworthiness. Similarly, Russia's credit profile continued to improve as it buys back external debt using oil reserve funds. Foreign exchange reserves have reached a record $204.1 billion due to high oil prices.


ACM INCOME FUND o 3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on page 6 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.


ACM Income Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling 800.426.5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the abbreviation "ACM IncFd." The Fund's NYSE trading symbol is "ACG." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Bond Funds." For additional shareholder information regarding this Fund, please see page 53.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) U.S. Aggregate Index does not reflect fees and expenses associated with the active management of a fund portfolio. The Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage passthrough securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund participates in a credit facility for the purpose of utilizing investment leverage. The Fund may utilize additional leverage through the investment techniques of reverse repurchase agreements and dollar rolls.

Repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase agreement transaction is less than the cost of otherwise obtaining the cash.


The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.


(Historical Performance continued on next page)


4 o ACM INCOME FUND


HISTORICAL PERFORMANCE
(continued from previous page)

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund.

The effect of leverage can realize shareholders higher returns than if the Fund were not leveraged, and the use of leverage techniques can add to net asset value (NAV). However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300%.

To the extent that the current interest rate on the Fund's indebtedness approaches the net return on the leveraged portion of the Fund's investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund's NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund's current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

Part of the Fund's assets will be invested in foreign securities (including emerging markets) and is subject to greater risk than would a fund with a more diversified asset class portfolio. Since the Fund invests in foreign currency denominated securities, fluctuations may be magnified by changes in foreign exchange rates. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. The Fund may invest in high yield bonds or below investment-grade securities ("junk bonds"). High yield bonds involve a greater risk of default and price volatility than other bonds. While the Fund invests principally in fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments.


(Historical Performance continued on next page)


ACM INCOME FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK
PERIODS ENDED JUNE 30, 2006
                                                        Returns
                                                 6 Months      12 Months
-------------------------------------------------------------------------------
     ACM Income Fund (NAV)                        -0.18%          2.15%
     LB U.S. Aggregate Index                      -0.72%         -0.81%

     The Fund's Market Price per share on June 30, 2006 was $7.41. The Fund's Net Asset Value Price per share on June 30, 2006 was $7.92. For additional Financial Highlights, please see page 48.


6 o ACM INCOME FUND


PORTFOLIO SUMMARY
June 30, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $ 1,817.2

SECURITY TYPE BREAKDOWN*

[ ]  60.6%    U.S. Government and Government Sponsored
              Agency Obligations
[ ]  21.8%    Sovereign Debt Obligations                  [PIE CHART OMITTED]
[ ]   6.4%    Corporate Debt Obligations
[ ]   3.1%    Bank Loans
[ ]   0.1%    Preferred Stock

[ ]   8.0%    Short-Term


* All data are as of June 30, 2006. The Fund's security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.


ACM INCOME FUND o 7


PORTFOLIO OF INVESTMENTS
June 30, 2006 (unaudited)

                                                 Principal
                                                   Amount
                                                    (000)        U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND GOVERNMENT SPONSORED
   AGENCY OBLIGATIONS-100.3%
U.S. Treasury Bonds-37.7%
   5.375%, 2/15/31(a)                   U.S.$        1,961     $     1,994,859
   6.25%, 5/15/30(b)                                62,230          70,485,183
   7.25%, 5/15/16(b)                                21,695          25,120,445
   11.25%, 2/15/15(b)                              160,000         227,237,440
   12.00%, 8/15/13(a)                               82,000          93,182,094
   12.50%, 8/15/14(a)                               70,300          85,115,163
   13.25%, 5/15/14(a)                              150,000         182,167,950
                                                                --------------
                                                                   685,303,134

U.S. Treasury Notes-17.9%
   2.625%, 5/15/08(b)                               24,615          23,504,445
   3.00%, 11/15/07(b)                               50,000          48,544,900
   3.25%, 8/15/07(b)                                80,000          78,271,840
   3.50%,11/15/09(a)                                   154             146,378
   3.875%, 2/15/13(a)                                3,030           2,820,503
   4.00%, 9/30/07-2/15/15(a)(b)                     54,614          53,577,059
   4.125%, 8/15/08-5/15/15(a)                        3,074           2,942,564
   4.25%, 11/30/07-8/15/15(a)                       21,020          20,302,997
   4.375%, 8/15/12(a)                                  700             673,367
   4.50%, 11/15/15(b)                               36,435          34,704,337
   4.50%, 2/15/16(a)                                   598             568,941
   4.75%, 5/15/14(b)                                60,280          58,803,622
   4.875%, 2/15/12(a)                                  250             247,265
                                                                --------------
                                                                   325,108,218

U.S. Treasury Strips-15.1%
   Zero coupon, 5/15/17(a)                         260,000         147,891,900
   Zero coupon, 11/15/21(a)                        285,350         126,017,123
                                                                --------------
                                                                   273,909,023

Government National Mortgage
   Association-14.9%
   Zero coupon, 11/16/45(c)                         16,668             938,491
   5.50%, TBA                                      158,630         153,722,305
   5.50%, 3/15/36-6/15/36(a)                        37,389          36,246,509
   6.00%, TBA                                       70,560          69,898,500
   6.00%, 7/20/32(a)                                 6,560           6,428,800
   7.00%, 12/15/26(a)                                4,032           4,157,252
                                                                --------------
                                                                   271,391,857

Federal National Mortgage
   Association-6.0%
   4.175%, 9/01/35(a)                                1,657           1,633,396
   4.347%, 8/01/34(a)                                2,729           2,717,756
   4.371%, 8/01/34(a)                                4,406           4,374,108
   4.416%, 8/01/34(a)                                2,708           2,677,632
   4.466%, 5/01/33(a)                                2,718           2,695,976


8 o ACM INCOME FUND


                                                 Principal
                                                   Amount
                                                    (000)        U.S. $ Value
-------------------------------------------------------------------------------
   4.471%, 1/01/36(a)                   U.S.$        2,344      $    2,309,512
   4.484%, 8/01/35(a)                                1,548           1,531,219
   4.521%, 7/01/35(a)                                3,936           3,894,356
   4.692%, 5/01/35(a)                                2,777           2,742,723
   4.785%, 7/01/35(a)                                5,987           5,919,826
   4.831%, 7/01/35(a)                                2,471           2,441,595
   5.00%, 2/01/18-10/25/33(a)                       39,037          18,282,948
   5.375%, 6/07/21(c)                   GBP            144             276,677
   5.50%, 9/25/17-7/25/34(a)            U.S.$       15,424          15,057,320
   6.034%, 1/01/36(a)                                4,070           4,192,803
   6.50%, 4/25/32-2/01/36(a)                        38,579          38,827,826
                                                                --------------
                                                                   109,575,673

Federal Home Loan Mortgage
   Corporation-4.9%
   4.249%, 10/01/35(a)                               2,998           2,957,275
   4.399%, 8/01/34(a)                                2,367           2,341,479
   4.406%, 9/01/34(a)                                1,697           1,675,554
   4.50%, 10/15/30(a)                                6,180           5,554,275
   4.613%, 4/01/35(a)                                2,143           2,110,215
   4.692%, 6/01/35(a)                                4,407           4,346,438
   5.00%, 4/15/16(a)                                10,623          10,404,286
   5.50%, 7/15/17(a)                                15,680          15,442,566
   5.875%, 5/15/16(a)                               44,341          44,082,936
                                                                --------------
                                                                    88,915,024

Resolution Funding Corp.-3.8%
   Zero coupon, 10/15/20                           150,000          69,011,250

Total U.S. Government and Government
   Sponsored Agency Obligations
   (cost $1,847,424,776)                                         1,823,214,179

SOVEREIGN DEBT OBLIGATIONS-36.0%
Argentina-1.6%
Republic of Argentina
   Zero coupon, 12/15/35(c)             ARS          4,423             111,159
   0.63%, 12/31/38(c)                                1,285             184,182
   4.889%, 8/03/12 FRN(c)               U.S.$       22,839          21,105,406
   5.83%, 12/31/33(c)                   ARS          1,420             523,240
   7.00%, 3/28/11(c)                    U.S.$          195             180,949
   7.82%, 12/31/33(c)                   EUR          5,763           6,274,971
   8.28%, 12/31/33(c)                   U.S.$          446             398,294
                                                                --------------
                                                                    28,778,201


ACM INCOME FUND o 9


                                                 Principal
                                                   Amount
                                                    (000)        U.S. $ Value
-------------------------------------------------------------------------------
Brazil-9.4%
Brazilian Real Structured Notes
   Zero coupon, 9/20/07(d)              BRL        120,551      $   46,928,566
   Zero coupon, 1/03/08(d)                          59,180          22,111,150
   Zero coupon, 1/05/09(d)                          76,692          24,661,502
   Zero coupon, 1/05/10(d)                         180,614          49,883,581
Republic of Brazil
   7.125%, 1/20/37(b)(c)                U.S.$        3,865           3,561,597
   8.00%, 1/15/18(c)                                 1,144           1,186,900
   8.25%, 1/20/34(c)                                 6,408           6,673,932
   8.875%, 10/14/19-4/15/24(c)                       9,796          10,794,870
   12.50%, 1/05/16(c)                   BRL         13,899           6,288,850
                                                                --------------
                                                                   172,090,948

Bulgaria-0.0%
Republic of Bulgaria
   8.25%, 1/15/15(d)                    U.S.$          346             389,769

Colombia-0.7%
Republic of Colombia
   10.75%, 1/15/13(c)                                1,239           1,454,586
   11.75%, 3/01/10(c)                   COP     14,720,000           5,937,929
   11.75%, 2/25/20(c)                   U.S.$        4,239           5,542,492
                                                                --------------
                                                                    12,935,007

Costa Rica-0.0%
Costa Rican Colon Structured Notes
   Zero coupon, 1/12/07(d)              CRC        226,359             415,440
Republic of Costa Rica
   8.05%, 1/31/13(d)                    U.S.$          195             204,750
   8.11%, 2/01/12(d)                                   227             238,350
                                                                --------------
                                                                       858,540

Dominican Republic-0.0%
Dominican Peso Structured Notes
   Zero coupon, 10/30/06(d)             DOP          3,424              99,349
   Zero coupon, 12/11/06(d)                         13,100             373,800
   Zero coupon, 3/12/07(d)                           3,936             108,024
Dominican Republic
   9.50%, 9/27/11(d)                    U.S.$          229             245,896
                                                                --------------
                                                                       827,069

Ecuador-0.3%
Republic of Ecuador
   9.00%, 8/15/30(d)(e)                              5,601           5,418,968
   9.375%, 12/15/15(d)                                 348             341,910
                                                                --------------
                                                                     5,760,878

El Salvador-0.0%
Republic of El Salvador
   7.625%, 9/21/34(d)                                  527             541,493
   7.65%, 6/15/35(d)                                   369             353,318
                                                                --------------
                                                                       894,811


10 o ACM INCOME FUND


                                                 Principal
                                                   Amount
                                                    (000)        U.S. $ Value
-------------------------------------------------------------------------------
France-0.0%
French Treasury Note
   3.00%, 1/12/10(c)                    EUR            600     $       748,335

Indonesia-0.6%
Indonesian Rupiah Structured Notes
   11.00%, 10/15/14(d)                  IDR      2,504,025             250,570
   11.00%, 11/18/20(d)                           3,553,512             331,837
   12.90%, 6/17/22(d)                            2,102,200             215,786
   14.00%, 6/17/09(d)                            4,000,000             443,545
   14.25%, 6/19/13(d)                           80,000,000           9,169,673
Republic of Indonesia
   6.75%, 3/10/14(d)                    U.S.$          565             550,875
   6.875%, 3/09/17(d)                                  269             257,568
   7.25%, 4/20/15(d)                                   362             358,923
   8.50%, 10/12/35(d)                                  251             264,805
                                                                --------------
                                                                    11,843,582

Jamaica-0.0%
Government of Jamaica
   10.625%, 6/20/17(c)                                 207             225,112

Lebanon-0.1%
Lebanese Republic
   7.875%, 5/20/11(d)                                  420             428,400
   10.125%, 8/06/08(d)                                 875             927,500
   11.625%, 5/11/16(d)                                 120             150,480
                                                                --------------
                                                                     1,506,380

Mexico-6.3%
Mexican Bonos
   8.00%, 12/24/08(c)                   MXN         16,890           1,486,275
   9.00%, 12/20/12(c)                              565,573          50,292,513
   10.00%, 12/05/24(c)                             515,531          47,670,346
United Mexican States
   6.375%, 1/16/13(c)                   U.S.$        2,626           2,619,435
   7.50%, 1/14/12(c)                                   775             818,787
   8.00%, 9/24/22(c)                                 2,170           2,414,125
   8.125%, 12/30/19(c)                               3,775           4,256,313
   9.875%, 2/01/10(c)                                2,180           2,452,500
   11.375%, 9/15/16(c)                               1,201           1,630,358
                                                                --------------
                                                                   113,640,652

Nigeria-0.1%
Central Bank of Nigeria
   6.25%, 11/15/20(c)                                2,000           1,992,600


ACM INCOME FUND o 11


                                                 Principal
                                                   Amount
                                                    (000)        U.S. $ Value
-------------------------------------------------------------------------------
Panama-0.2%
Republic of Panama
   6.70%, 1/26/36(c)                    U.S.$          679      $      601,934
   7.125%, 1/29/26(c)                                  973             921,918
   7.25%, 3/15/15(c)                                    75              75,750
   8.875%, 9/30/27(c)                                  372             418,128
   9.375%, 7/23/12-4/01/29(c)                          761             868,970
                                                                --------------
                                                                     2,886,700

Peru-0.7%
Peru Bono Soberano
   7.84%, 8/12/20(c)                    PEN          1,250             372,912
   8.60%, 8/12/17(c)                                 7,350           2,324,312
   9.91%, 5/05/15(c)                                 1,600             553,392
Republic of Peru
   7.35%, 7/21/25(c)                    U.S.$        1,273           1,215,715
   8.375%, 5/03/16(c)                                3,928           4,202,960
   8.75%, 11/21/33(c)                                2,669           2,929,228
   9.875%, 2/06/15(c)                                  557             647,513
                                                                --------------
                                                                    12,246,032

Philippines-1.3%
Republic of Philippines
   7.75%, 1/14/31(c)                                 4,441           4,352,180
   8.25%, 1/15/14(c)                                 1,113           1,145,277
   8.375%, 2/15/11(c)                                   84              86,940
   8.875%, 3/17/15(c)                                3,135           3,359,153
   9.00%, 2/15/13(c)                                   450             471,375
   9.50%, 2/02/30(c)                                 4,112           4,615,720
   9.875%, 1/15/19(c)                                  920           1,060,300
   10.625%, 3/16/25(c)                               6,182           7,634,770
                                                                --------------
                                                                    22,725,715

Poland-0.0%
Poland Government Bond
   6.25%, 10/24/15(c)                   PLN          2,036             665,577

Russia-5.0%
Russian Federation
   5.00%, 3/31/30(d)(e)                 U.S.$       78,437          83,143,220
   11.00%, 7/24/18(d)                                  490             674,975
Russian Ministry of Finance
   3.00%, 5/14/08-5/14/11(c)                         6,690           6,253,612
                                                                --------------
                                                                    90,071,807

South Korea-2.2%
Korean Won Structured Notes
   5.25%, 12/10/10-12/11/10(d)          KRW     36,649,060          39,148,512

Spain-0.0%
Kingdom of Spain
   5.25%, 4/06/29(c)                    GBP            109             214,822


12 o ACM INCOME FUND


                                                 Principal
                                                   Amount
                                                    (000)        U.S. $ Value
-------------------------------------------------------------------------------
Turkey-4.8%
Republic of Turkey
   6.875%, 3/17/36(c)                   U.S.$          953      $      790,990
   7.00%, 6/05/20(c)                                 1,430           1,278,420
   7.375%, 2/05/25(c)                                  587             525,365
   11.00%, 1/14/13(c)                                1,860           2,104,590
   11.50%, 1/23/12(c)                                  860             979,540
   11.75%, 6/15/10(c)                                  623             697,760
   11.875%, 1/15/30(c)                                 208             282,672
Turkish Lira Structured Notes
   Zero coupon, 1/25/07(d)              TRY            914             515,024
   Zero coupon, 6/28/07(d)                         153,757          79,393,605
                                                                --------------
                                                                    86,567,966

Ukraine-0.1%
Government of Ukraine
   6.875%, 3/04/11(d)                   U.S.$          302             292,185
   7.65%, 6/11/13(d)                                   387             386,613
   11.00%, 3/15/07(d)                                  320             325,456
                                                                --------------
                                                                     1,004,254

United Kingdom-1.3%
United Kingdom Gilt
   4.00%, 3/07/09(c)                    GBP          8,666          15,702,740
   4.25%, 6/07/32-3/07/36(c)                         1,755           3,183,703
   4.75%, 9/07/15-3/07/20(c)                           264             490,143
   5.00%, 9/07/14-3/07/25(c)                         1,264           2,468,952
   8.00%, 6/07/21(c)                                   205             513,658
   8.75%, 8/25/17(c)                                   203             505,691
                                                                --------------
                                                                    22,864,887

Uruguay-0.3%
Republic of Uruguay
   7.50%, 3/15/15(c)                    U.S.$        4,120           3,944,900
   7.875%, 1/15/33 PIK(c)                              425             384,819
   8.00%, 11/18/22(c)                                  334             319,805
   9.25%, 5/17/17(c)                                   739             791,839
                                                                --------------
                                                                     5,441,363

Venezuela-1.0%
Republic of Venezuela
   5.75%, 2/26/16(c)                                 1,847           1,643,830
   6.09%, 4/20/11 FRN(d)                               420             416,556
   7.00%, 12/01/18(d)                                1,957           1,878,720
   8.50%, 10/08/14(c)                                  612             647,190
   9.25%, 9/15/27(c)                                 5,895           6,920,730
   10.75%, 9/19/13(c)                                4,904           5,855,376
   13.625%, 8/15/18(c)                                 522             741,240
                                                                --------------
                                                                    18,103,642

Total Sovereign Debt Obligations
   (cost $591,142,630)                                             654,433,161


ACM INCOME FUND o 13


                                                 Principal
                                                   Amount
                                                    (000)        U.S. $ Value
-------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-10.6%
Corporate Debt - High Yield
   Obligations-6.6%
Allied Domecq Finance PLC
   6.625%, 4/18/11(c)                   GBP             50      $       95,309
Antenna TV SA
   7.25%, 2/15/15(d)                    EUR             10              11,607
Ardagh Glass Finance BV
   8.875%, 7/01/13(d)                                    3               3,338
Associated Materials Inc.
   11.25%, 3/01/14(c)(f)*               U.S.$       12,545           7,558,362
AT&T Corp.
   9.75%, 11/15/31(c)                                1,000           1,148,103
Banco BMG SA
   9.15%, 1/15/16(d)                                   400             392,000
C&M Finance LTD
   8.10%, 2/01/16(d)                                 1,690           1,613,950
Central European Distribution Corp.
   8.00%, 7/25/12(d)                    EUR             78             107,129
Chaoda Modern Agriculture
   7.75%, 2/08/10(d)                    U.S.$          423             416,655
Charter Communications Holdings
   11.00%, 10/01/15(c)                               4,009           3,507,875
   11.75%, 5/15/14(c)(f)*                           10,000           6,300,000
Citigroup (JSC Severstal)
   9.25%, 4/19/14(d)                                   230             238,602
Cognis GmbH
   9.50%, 5/15/14(d)                    EUR              5               7,035
Deutsche Bank AG for Gazstream SA
   5.625%, 7/22/13(d)                   U.S.$          230             221,568
Digicel, Ltd.
   9.25%, 9/01/12(d)                                   865             903,925
Eircom Funding
   8.25%, 8/15/13(c)                    EUR             10              14,245
Evraz Group SA
   8.25%, 11/10/15(d)                   U.S.$        5,502           5,350,695
Fairfax Financial Holdings Ltd.
   8.30%, 4/15/26(c)*                                5,000           3,925,000
Ford Motor Credit Co.
   4.95%, 1/15/08(c)                                   152             143,087
   6.625%, 6/16/08(c)                                  454             432,114
   7.00%, 10/01/13(c)                                1,500           1,290,957
Freeport-McMoran Copper & Gold, Inc.
   10.125%, 2/01/10(c)                                 500             530,625
Gallery Capital
   10.125%, 5/15/13(d)                                 200             187,164
Gazprom OAO
   9.625%, 3/01/13(d)                                3,180           3,635,125


14 o ACM INCOME FUND


                                                 Principal
                                                   Amount
                                                    (000)        U.S. $ Value
-------------------------------------------------------------------------------
General Motors Acceptance Corp.
   6.75%, 12/01/14(c)*                  U.S.$       10,000      $    9,288,200
   6.875%, 9/15/11(c)                                3,960           3,778,474
   8.00%, 11/01/31(c)*                               4,000           3,844,600
Hawaiian Telecom Communications, Inc.
   12.50%, 5/01/15(c)*                               4,940           5,174,650
Heckler & Koch GmbH
   9.25%, 7/15/11(d)                    EUR              5               6,715
Hertz Corporation
   10.50%, 1/01/16(d)*                  U.S.$        5,000           5,300,000
Inmarsat Finance PLC
   10.375%, 11/15/12(c)(f)                           6,475           5,511,844
Kazkommerts International BV
   8.50%, 4/16/13(d)                                   325             333,125
Kyivstar
   7.75%, 4/27/12(d)                                   100              96,375
   10.375%, 8/17/09(d)                                 200             212,500
Legrand S.A.
   8.50%, 2/15/25(c)                                    10              11,425
Mobifon Holdings BV
   12.50%, 7/31/10(c)                                5,205           5,894,663
Mobile Telesystems Finance S.A.
   9.75%, 1/30/08(d)*                                1,185           1,222,031
NCL Corp.
   10.625%, 7/15/14(c)                               3,845           3,777,713
Noble Group Ltd.
   6.625%, 3/17/15(d)                                  560             485,439
NRG Energy Inc.
   7.25%, 2/01/14(c)                                     5               4,875
   7.375%, 2/01/16(c)                                   15              14,625
Paxson Communications Corp.
   11.318%, 1/15/13 FRN(d)                           6,000           6,015,000
Quality Distribution LLC
   9.00%, 11/15/10(c)                                1,775           1,630,781
Rainbow National Services LLC
   10.375%, 9/01/14(d)                               2,500           2,768,750
Reliant Energy Inc.
   9.50%, 7/15/13(c)                                 4,800           4,824,000
R H Donnelley Corp.
   6.875%, 1/15/13(d)                                  935             860,200
R H Donnelley Finance Corp. III
   6.875%, 1/15/13(d)                                1,706           1,569,520
   8.875%, 1/15/16(d)                                2,695           2,718,581
Rural Cellular Corp.
   9.75%, 1/15/10(c)*                                4,500           4,483,125
Russian Standard Finance SA
   7.50%, 10/07/10(d)                                  386             359,945
Select Medical Corp.
   10.82%, 9/15/15 FRN(d)*                           5,000           4,550,000
SGL Carbon Luxembourg SA
   8.50%, 2/01/12(d)                    EUR             10              13,878


ACM INCOME FUND o 15


                                                 Principal
                                                   Amount
                                                    (000)        U.S. $ Value
-------------------------------------------------------------------------------
SunGard Data Systems, Inc.
   9.125%, 8/15/13(d)                   U.S.$        3,500      $    3,631,250
Tyumen Oil Co.
   11.00%, 11/06/07(d)                                  90              94,680
Unibanco
   8.70%, 2/11/10(d)                    BRL          4,290           1,814,817
Willis Group N America
   5.125%, 7/15/10(c)                   U.S.$          500             482,298
Yioula Glassworks SA
   9.00%, 12/01/15(d)                   EUR            253             335,735

Total Corporate Debt-High Yield
   Obligations (cost $123,027,250)                                 119,144,284

Corporate Debt-High Grade
   Obligations-4.0%
ABB International Finance LTD
   4.625%, 6/06/13(c)                                   58              73,126
Aegon NV
   6.125%, 12/15/31(c)                  GBP             26              53,681
AK Steel Corp.
   7.875%, 2/15/09(c)*                  U.S.$        5,000           4,975,000
America Movil S.A. de C.V.
   6.375%, 3/01/35(c)                                  104              90,399
AMP Group Finance Services
   7.125%, 8/06/19(c)                   GBP             50              95,014
AMP UK Finance Services
   6.375%, 11/17/10(c)                                 110             208,305
Aries Vermogensverwaltng
   9.60%, 10/25/14(d)                   U.S.$       11,750          14,591,150
Australia & New Zealand Banking
   Group Ltd.
   4.875%, 12/22/08(c)                  GBP            106             194,817
Bank of Scotland Capital Funding
   8.117%, 5/31/10(d)(g)                                90             181,225
Barclays Bank
   8.55%, 6/15/11(d)                    U.S.$          638             703,524
   9.875%, 5/12/08(c)                   GBP            195             389,044
Berkley W R Corp.
   6.15%, 8/15/19(c)                    U.S.$          100              95,159
BMW U.S. Capital Corp.
   4.625%, 11/28/08(c)                  GBP             60             109,486
British Sky Broadcasting PLC
   7.75%, 7/09/09(c)                                    94             184,134
British Telecommunications PLC
   8.625%, 3/26/20(c)                                   34              75,907
BSKYB Finance UK PLC
   5.625%, 10/15/15(d)                  U.S.$          350             331,465
   5.75%, 10/20/17(d)                   GBP             50              89,997
Capital One Bank
   6.50%, 6/13/13(c)                    U.S.$        1,200           1,227,097


16 o ACM INCOME FUND


                                                 Principal
                                                   Amount
                                                    (000)        U.S. $ Value
-------------------------------------------------------------------------------
Centex Corp.
   7.50%, 1/15/12(c)                    U.S.$          200      $      208,830
CIT Group, Inc.
   5.50%, 12/15/08(c)                   GBP            175             324,356
Citigroup, Inc.
   5.50%, 11/18/15(c)                                   85             159,176
   5.875%, 7/01/24(c)                                   32              62,673
Clear Channel Communications, Inc.
   5.75%, 1/15/13(c)                    U.S.$          220             206,453
Columbia/HCA HealthCare Corp.
   6.25%, 2/15/13(c)                                   175             163,410
   7.58%, 9/15/25(c)                                   630             586,767
   7.69%, 6/15/25(c)                                   355             335,471
Comcast Corp.
   4.95%, 6/15/16(c)                                 1,400           1,247,666
Comerica Bank
   8.375%, 7/15/24                                   2,000           2,261,076
Countrywide Home Loan
   5.875%, 12/15/08(c)                  GBP             53              98,752
DaimlerChrysler NA Holding
   7.50%, 12/07/06(c)                                  210             391,908
Danske Bank A/S
   5.563%, 3/16/17(c)                                   46              83,330
Duke Capital Corp.
   6.25%, 2/15/13(c)                    U.S.$        1,500           1,514,448
Emap PLC
   6.25%, 12/09/13(c)                   GBP            124             230,324
Embarq Corp.
   7.082%, 6/01/16(c)                   U.S.$        1,202           1,195,397
Farmers Exchange Capital
   7.05%, 7/15/28(d)                                   200             191,373
Farmers Insurance Exchange
   8.625%, 5/01/24(d)                                  250             277,383
FirstEnergy Corp.
   6.45%, 11/15/11(c)                                  243             247,258
   7.375%, 11/15/31(c)                                 491             526,770
Foodcorp Ltd.
   8.875%, 6/15/12(d)                   EUR            194             259,302
FP Finance PLC
   9.125%, 11/25/06(d)(g)               GBP             60             112,462
Friends Provident PLC
   6.292%, 7/01/15(c)                                  127             232,831
General Electric Capital Corp.
   5.375%, 12/18/40(c)                                  41              79,779
Goldman Sachs Group Inc.
   6.125%, 2/14/17(c)                                   45              86,441
HSBC Bank USA
   4.625%, 4/01/14(c)                   U.S.$        1,000             916,863
HSBC Holdings PLC
   6.50%, 5/02/36(c)                                 1,600           1,572,925


ACM INCOME FUND o 17


                                                 Principal
                                                   Amount
                                                    (000)        U.S. $ Value
-------------------------------------------------------------------------------
ILFC E-Capital Trust I
   5.90%, 12/21/65(d)(g)*               U.S.$          650      $      633,623
ING Bank NV
   7.00%, 10/05/10(c)                   GBP             95             186,171
Inter-American Development Bank
   9.75%, 5/15/15(c)                                    56             138,474
International Lease Finance Corp.
   3.50%, 4/01/09(c)                    U.S.$          496             468,027
Investec Finance PLC
   7.75%, 3/01/16(c)(g)                 GBP             83             162,713
Ipalco Enterprises Inc.
   8.375%, 11/14/08(c)                  U.S.$          100             102,750
J.P. Morgan Chase & Co.
   6.625%, 3/15/12                                   1,400           1,449,566
Legal & General Finance PLC
   5.875%, 4/05/33(c)                   GBP             26              52,503
Liberty Mutual Group Inc.
   5.75%, 3/15/14(d)                    U.S.$          170             159,676
Lloyds TSB Capital
   7.834%, 2/07/15(c)(g)                GBP             49             102,351
   10.625%, 10/21/08(c)                                134             276,840
Marks & Spencer PLC
   5.625%, 3/24/14(c)                                   89             162,073
   6.250%, 1/23/07(c)                                   23              42,702
MBNA Europe Funding PLC
   6.00%, 11/12/10(c)                                   70             132,811
Merrill Lynch & Co.
   6.00%, 2/17/09(c)                    U.S.$          100             100,664
Mizuho Finance
   5.79%, 4/15/14(d)                                   100              97,901
MM02 PLC
   7.625%, 1/25/12(c)                   GBP            106             214,070
MMG Fiduciary (AES EL Salvador)
   6.75%, 2/01/16(d)                    U.S.$          350             322,438
Morgan Stanley
   5.125%, 11/30/15(c)                  GBP            100             178,425
Nationwide Building Society
   5.25%, 2/12/18(c)(g)                                 65             118,790
Northern Rock PLC
   5.75%, 2/28/17(c)(e)                                169             315,768
Oracle Corp. / Ozark Holding Inc.
   5.25%, 1/15/16(c)                    U.S.$          980             917,780
PanAmSat Corp.
   10.375%, 11/01/14(c)(f)                           8,405           6,212,892
Philip Morris
   7.75%, 1/15/27(c)                                 1,900           2,131,950
Prudential PLC
   6.125%, 12/19/31(c)                  GBP             27              53,179
Red Arrow Intl Leasing
   8.375%, 3/31/12(c)                   RUB         12,500             470,548


18 o ACM INCOME FUND


                                                 Principal
                                                   Amount
                                                    (000)        U.S. $ Value
-------------------------------------------------------------------------------
Resolution PLC
   6.5864%, 4/25/16(c)                  GBP             50      $       89,129
Resona Bank Ltd.
   4.125%, 9/27/12(d)                   EUR             67              81,546
   5.85%, 4/15/16(d)                    U.S.$          138             128,392
Resona Preferred Global Securities
   7.191%, 7/30/15(d)                                  160             160,494
Rexam PLC
   7.125%, 3/27/09(c)                   GBP             58             111,242
Rogers Cable, Inc.
   5.50%, 3/15/14(c)                    U.S.$          360             319,500
Royal & Sun Alliance Insurance
   7.387%, 12/31/10(c)                                 117             231,849
   8.50%, 12/08/14(c)(g)                GBP             34              71,217
Santander Central Hispano Issue Ltd.
   6.80%, 11/29/10(c)                                   83             161,715
   7.25%, 12/07/11(c)                                   70             139,870
SBC Jersey
   8.75%, 12/18/25(c)                                   87             228,499
SLM Student Loan Trust
   5.15%, 9/17/15(d)                                   100             183,984
South Wales Electricity
   9.25%, 11/09/20(c)                                   19              47,591
Southern Peru Copper Corp.
   6.375%, 7/27/15(c)                   U.S.$          100              95,602
Sprint Capital Corp.
   8.75%, 3/15/32(c)*                                5,663           6,829,023
Standard Chartered Bank
   6.75%, 4/27/09(c)                    GBP            100             191,438
Svenska Handelsbanken
   6.125%, 3/04/09(c)                                  169             317,582
TCNZ Finance LTD.
   6.125%, 12/12/08(c)                                  60             112,862
Telekom Finanzmanagement
   5.00%, 7/22/13(c)                    EUR          1,174           1,511,666
Tengizchevroil Fin Co
   6.124%, 11/15/14(d)                  U.S.$        2,172           2,098,695
Time Warner Entertainment Co. LP
   8.375%, 3/15/23(c)                                  145             161,236
TYCO International Group SA
   6.00%, 11/15/13(c)                                  140             138,697
   6.50%, 11/21/31(c)                   GBP          1,585           3,105,401
Union Carbide Corp.
   7.75%, 10/01/96(c)                   U.S.$        1,785           1,780,311
Vodafone Group PLC
   5.625%, 12/04/25(c)                  GBP             59             105,372
   6.250%, 7/10/08(c)                                   47              88,495
Wachovia Cap Trust III
   5.80%, 3/15/11(c)                    U.S.$          552             535,662
WellPoint Inc.
   5.85%, 1/15/36(c)                                    83              74,167


ACM INCOME FUND o 19


                                                 Principal
                                                   Amount
                                                    (000)        U.S. $ Value
-------------------------------------------------------------------------------
Western Power Distribution LLC
   5.875%, 3/25/27(c)                   GBP             30       $      58,017
Westpac Banking Corp.
   5.875%, 4/29/18(c)                                   60             113,794
WMC Finance USA
   5.125%, 5/15/13(c)                   U.S.$          500             478,661
WPP Finance Corp.
   5.875%, 6/15/14(c)                                  180             174,414
Yorkshire Power Finance
   7.25%, 8/04/28(c)                    GBP             86             188,374
Zurich Capital Trust
   8.376%, 6/01/37(d)                   U.S.$          253             267,452
Zurich Finance PLC
   6.625%, 10/02/22(c)(g)               GBP             47              90,785

Total Corporate Debt-High Grade
   Obligations
   (cost$72,487,651)                                                72,919,373

Total Corporate Debt Obligations
   (cost $195,514,901)                                             192,063,657

BANK LOANS-5.2%
Advantage Sales
   7.22%, 3/29/13                       U.S.$          998             986,278
Alion Science and Technology
Corporation
   5.50%, 12/31/11                                   1,000             997,500
Alon USA Energy, Inc.
   2.50%, 5/18/13                                    1,000           1,005,630
American Safety Razor Company
   7.97%, 8/28/12                                    1,392           1,392,083
Amscan 1TL
   8.19-8.30%,12/21/12                                 499             496,256
Atlantic Broadband Finance, LLC
   7.99%, 6/30/11                                      998           1,013,709
Audatex North America, Inc.
   7.30%, 4/13/13                                      375             378,750
Basell TLB
   7.73%, 9/30/15                                      500             505,160
Basell TLC
   8.23%, 9/30/16                                      500             505,160
Beverly Enterprises
   7.96-8.25%, 7/24/11                               1,247           1,251,551
Blockbuster TLB
   8.48-9.32%, 8/20/11                               1,025           1,024,943
Bluegrass Container Company LLC
   5.00%, 6/30/13                                    1,000           1,010,000
Builders FirstSource, Inc.
   7.49%, 7/11/11                                      178             178,222
Burlington Coat Factory Warehouse
   Corporation
   7.43-7.53%, 5/28/13                                 998             971,136


20 o ACM INCOME FUND


                                                 Principal
                                                   Amount
                                                    (000)        U.S. $ Value
-------------------------------------------------------------------------------
Butler Animal Health Supply, LLC
   7.44%, 6/01/11                       U.S.$        1,980      $    1,980,000
Cablevisions TLB
   6.74-6.99%, 3/14/13                                 499             495,882
Calgen 1TL Ommerc BRL SC
   8.38%, 4/01/09                                      500             510,535
Cellnet Technology, Inc.
   8.50%, 4/22/12                                      955             959,361
Cebridge Conn Assets Ale Ln
   10.13%, 10/01/13                                  2,000           1,985,000
Cebridge Conn Lien 2 Tranche A
   4.50%, 4/30/14                                    1,250           1,204,163
Cebridge Conn PIK
   6.00%, 4/30/14                                    2,500           2,379,175
Cebridge Conn TLB
   7.38%, 10/01/13                                   1,000             993,750
Cheniere LNG Holdings, LLC
   8.25%, 9/30/12                                    1,489           1,496,655
CII Carbon, LLC
   7.38%, 8/18/12                                      990             990,000
Cognis Deutschland GMBH & Co.
   10.03%, 11/10/13                                  1,000           1,015,630
Consolidated Communications, Inc.
   6.93-7.25%, 10/14/11                              1,330           1,330,798
Delphi Corp TL JP PR
   13.75%, 6/14/11                                   1,500           1,547,820
Doubleclick, Inc.
   9.17%, 6/14/12                                      781             788,817
DynCorp International LLC
   7.81-8.31%, 2/08/11                                 988             987,500
Eastman-Kodak TLB
   7.33-7.70%, 10/18/12                                995             991,952
F & W Publications
   12.32%, 1/12/13                                     500             502,500
Fender Musical 2TL
   11.12%, 9/30/12                                     500             501,250
Ferro Corporation
   8.53%, 6/06/12                                      400             400,000
FHC Health Systems, Inc.
   6.00%, 6/30/08                                    1,000           1,030,000
Georgia Pacific TLC
   3.00%, 2/14/14                                    1,000           1,007,710
Graham Packaging Company, L.P.
   9.75%, 3/04/12                                      939             948,103
Harlan TL
   8.00-9.50%, 12/19/11                                498             498,744
Hawaiian Telecom
   Communications, Inc.
   7.75%, 10/31/12                                     998           1,001,360
Hertz Corp DDW
   7.38%, 12/21/12                                      11              11,324


ACM INCOME FUND o 21

                                                 Principal
                                                   Amount
                                                    (000)        U.S. $ Value
-------------------------------------------------------------------------------
Hertz Corp LOC
   7.67%, 12/21/12                      U.S.$           33       $      33,341
Hertz Corp TL
   1.13%, 12/21/12                                     226             226,783
Hil Operating TLC
   10.68-11.26%, 6/30/10                               500             502,750
HIT Entertainment, Inc.
   7.17%, 8/05/12                                      995             998,731
Jarden Corporation
   7.50%, 1/01/12                                      903             899,325
John Maneely CTL
   8.09%, 3/24/13                                      550             552,294
Keystone Automotive TL
   7.99-9.75%, 12/30/12                                998             996,253
Kranson Industries, Inc.
   8.10%, 7/31/11                                      932             933,201
La Paloma Generating Company, LLC
   7.10-7.25%, 8/16/12                               1,926           1,916,554
London Arena W TLB
   8.78%, 1/31/12                                    1,746           1,761,999
LPL Holdings TLB GS PR
   8.13-8.75%, 6/28/13                               1,493           1,505,559
Maax, Inc.
   8.13-8.50%, 6/01/11                               1,731           1,679,442
MetroPCS Wireless, Inc.
   9.50%, 5/03/11                                    2,200           2,251,326
MGM Holdings II
   7.75%, 3/15/12                                    2,494           2,501,032
Motorsport Aftermarket Group, Inc.
   8.50%, 12/31/11                                   1,468           1,473,236
Mueller Group LLC
   7.36-10.12%, 10/30/12                             2,046           2,054,899
MultiPlan Merger Corporation
   7.50%, 5/31/13                                    1,461           1,453,651
National Renal Institutes
   7.42-7.53%, 3/31/13                                 850             847,875
NewPage Corp.
   8.50%, 4/15/11                                      776             778,010
North Las Vegas
   8.25-12.50%, 4/20/11                                300             299,500
NRG Funded LOC
   7.50%, 1/03/13                                      138             137,939
NRG TLB
   7.23%, 1/06/13                                      611             611,724
PanAmSat Corporation
   7.18%, 7/01/11                                      978             977,898
Plumpoint 2NL PIK
   10.75%, 9/15/14                                   1,788           1,756,943
Prestige Brands, Inc.
   7.23-7.66%, 4/05/11                               2,652           2,658,540
Rainbow National Services LLC
   10.00%, 3/31/12                                   2,963           2,980,097


22 o ACM INCOME FUND


                                                 Principal
                                                   Amount
                                                    (000)        U.S. $ Value
-------------------------------------------------------------------------------
Rayovac Corporation
   8.08-8.44%, 2/07/12                  U.S.$        2,349      $    2,354,259
Reliant Energy, Inc.
   7.47%, 12/22/10                                     181             180,902
Riverside Energy Center
   9.38%, 6/22/11                                    1,603           1,643,024
Rocky Mountain Energy Center, LLC
   5.03-9.38%, 6/22/11                               1,236           1,267,408
Sealy Mattress Company
   6.98-7.08%, 4/15/13                               1,575           1,575,615
Select Personal Services TL
   4.50%, 6/30/12                                    1,000             990,000
SemCrude, L.P.
   7.50-7.58%, 3/16/11                                 812             814,091
Sensata Technology
   6.86%, 4/26/13                                    1,000             993,540
Smurfit Stone Container
   7.38-7.56%, 10/01/10                                349             350,193
   7.38-7.56%, 10/01/11                                798             800,710
SSA Global TL
   7.49%, 9/28/11                                    1,489           1,485,028
Stewart Enterprises
   4.00-7.28%, 11/01/11                                403             402,737
Stratus Technologies 2LT
   7.42%, 3/28/12                                    1,500           1,447,500
Swett & Crawford 2LL
   11.83%, 11/10/12                                    500             500,000
Trinidad Drilling
   7.61%, 4/13/11                                      998             998,333
UAL
   8.62-9.12%, 2/01/12                                 250             252,605
Universal City Development
Partners, Ltd
   7.07-7.50%, 6/09/11                                 980             981,637
UPC Holdings TLJ
   7.11%, 3/31/13                                      500             498,815
UPC Holdings TLK
   7.11%, 12/31/13                                     500             499,166
Vanguard Car Rental USA Holding, Inc.
   8.32%, 5/15/13                                    1,000           1,001,250
Venetian Maca TLB
   1.35-8.10%, 2/01/13                                 667             667,500
Vertafore Inc.
   7.73-7.85%, 1/31/12                                 259             260,284
Visteon Corporation
   8.18%, 5/31/13                                    1,000             999,380
Wide Open West Finance, LLC
   10.23%, 5/01/14                                   1,000           1,004,500
WMG Acquisitions Corporation
   7.21-7.32%, 3/22/11                               1,424           1,424,665


ACM INCOME FUND o 23


                                                 Shares or
                                                 Principal
                                                   Amount
                                                    (000)        U.S. $ Value
-------------------------------------------------------------------------------
Xerium Technology TLB
   7.75%, 5/18/12                       U.S.$          746      $      743,378

Total Bank Loans
   (cost $94,257,113)                                               94,199,829

NON-CONVERTIBLE-PREFERRED STOCK-0.1%
MetLife, Inc.
   6.50%(c)
   (cost $1,024,000)                                40,000             985,200

CONVERTIBLE-PREFERRED STOCK-0.0%
UBS Capital VIII
   6.35%(c)
   (cost $975,000)                                  39,000             895,157

WARRANTS(h)-0.0%
Central Bank of Nigeria
   Warrants, expiring 11/15/20(c)                    4,500             675,000
Republic of Venezuela
   Warrants, expiring 4/15/20                        1,785                   0

Total Warrants
   (cost $0)                                                           675,000

SHORT-TERM INVESTMENTS-13.2%
Repurchase Agreement-8.4%
Merrill Lynch & Co.
   5.18%, 6/30/06, due 7/03/06 in
   the amount of $151,800,000
   (collateralized by $154,260,000
   FHLMC, 5.125%, 10/24/07; value-
   $151,800,000)
   (cost $151,800,000)                  U.S.$      151,800         151,800,000

Time Deposit-0.8%
State Street
   4.60%, 7/03/06
   (cost $15,200,000)                               15,200          15,200,000
Canada Government Treasury
   Obligation-0.0%
Canada Government Treasury Bill
   Zero coupon, 8/10/06(c)
   (cost $557,244)                      CAD            630             561,672


24 o ACM INCOME FUND


                                                 Shares or
                                                 Principal
                                                   Amount
                                                    (000)        U.S. $ Value
-------------------------------------------------------------------------------
U.S. Treasury Obligations-4.0%
U.S. Treasury Bills
   Zero coupon, 7/06/06(a)              U.S.$       57,000      $   56,980,791
   Zero coupon, 8/10/06(a)                           4,000           3,980,468
   Zero coupon, 8/31/06(a)                           6,000           5,953,488
   Zero coupon, 9/21/06(i)                           6,000           5,936,220
   (cost $72,830,152)                                               72,850,967

Total Short-Term Investments
   (cost $240,387,396)                                             240,412,639

Total Investments Before Security
   Lending Collateral-165.4%
   (cost $2,970,725,816)                                         3,006,878,822

INVESTMENT OF CASH COLLATERAL FOR
   SECURITIES LOANED-1.9%
Short-Term Investment
UBS Private Money Market Fund, LLC
   5.11%
   (cost $34,014,929)                           34,014,929          34,014,929

Total Investments-167.3%
   (cost $3,004,740,745)                                         3,040,893,751
Other assets less liabilities-(67.3%)                           (1,223,723,946)

Net Assets-100.0%                                               $1,817,169,805


FINANCIAL FUTURES CONTRACTS SOLD (see Note C)

                                                                        Value at         Unrealized
                          Number of   Expiration                        June 30,        Appreciation/
Type                      Contracts     Month       Original Value        2006         (Depreciation)
-----------------------------------------------------------------------------------------------------
5 Year Swap                           September
Futures                     4,289        2006        $445,439,673     $443,509,406      $ 1,930,267
U.S. Treasury 10 Year                 September
Futures                     4,111        2006         432,708,002      431,076,891        1,631,111
U.S. Treasury 30 Year                 September
Futures                       180        2006          19,120,481       19,198,125          (77,644)
                                                                                        ------------
                                                                                        $ 3,483,734


ACM INCOME FUND o 25


FORWARD EXCHANGE CURRENCY CONTRACTS (see Note C)

                                          U.S. $
                         Contract        Value on         U.S. $         Unrealized
                          Amount       Origination       Current        Appreciation/
                          (000)            Date           Value        (Depreciation)
--------------------------------------------------------------------------------------
Buy Contracts:
Australian Dollar,
  settling 7/14/06          35,225     $ 26,405,761    $ 26,170,373      $ (235,388)
British Pound,
  settling 7/18/06             491          928,903         907,781         (21,122)
  settling 7/24/06             211          389,080         390,990           1,910
  settling 8/09/06              63          117,035         116,621            (414)
  settling 8/16/06             726        1,340,930       1,344,590           3,660
Canadian Dollar,
  settling 7/10/06          35,942       32,672,570      32,207,561        (465,009)
Euro,
  settling 7/18/06          14,573       18,692,350      18,664,275         (28,075)
Japanese Yen,
  settling 7/31/06       4,316,830       38,702,428      37,903,385        (799,043)
Mexican Peso,
  settling 7/24/06          21,687        1,895,326       1,909,662          14,336
Polish Zloty,
  settling 8/09/06             475          154,086         149,828          (4,258)
South African Rand,
  settling 7/28/06           3,261          496,211         453,936         (42,275)
South Korean Won,
  settling 7/21/06      19,544,302       20,047,494      20,614,884         567,390

Sale Contracts:
British Pound,
  settling 8/01/06             469          863,379         867,582          (4,203)
  settling 8/16/06          20,414       37,721,030      37,789,611         (68,581)
Euro,
  settling 7/18/06             766          988,120         980,991           7,129
Mexican Peso,
  settling 7/24/06         869,347       76,542,972      76,549,581          (6,609)
  settling 8/17/06         407,689       35,468,838      35,853,440        (384,602)
Peruvian Nuevo Sol,
  settling 7/12/06           1,050          321,541         321,639             (98)
  settling 8/21/06           1,430          436,908         437,802            (894)
Polish Zloty,
  settling 8/09/06           2,124          688,390         669,436          18,954
South Korean Won,
  settling 7/21/06      19,742,597       20,554,500      20,824,042        (269,542)
  settling 8/21/06      17,349,217       18,426,500      18,317,254         109,246
  settling 9/18/06      18,408,728       18,948,378      19,455,601        (507,223)


26 o ACM INCOME FUND


CREDIT DEFAULT SWAP CONTRACTS (see Note C)

                                 Notional                                 Unrealized
Swap Counterparty &               Amount     Interest    Termination     Appreciation/
Referenced Obligation             (000)        Rate         Date        (Depreciation)
--------------------------------------------------------------------------------------
Buy Contracts:
Citigroup Global Markets, Inc.
  Republic of Colombia
  8.375%, 2/15/27                  1,900       3.02%       1/20/10       $ (131,431)
Citigroup Global Markets, Inc.
  Republic of Hungary
  4.50%, 2/06/13                  10,250       0.50       11/26/13          108,184
Citigroup Global Markets, Inc.
  Republic of Hungary
  4.50%, 1/29/14                  10,000       0.30       10/20/15          304,134
J P Morgan Chase
  Republic of Hungary
  4.75%, 2/03/15                   1,280       0.30       10/20/15           38,929

Sale Contracts:
Citibank N.A.
  Republic of Brazil
  12.25%, 3/06/30                  1,910       3.09        8/20/10          134,521
Citigroup Global Markets, Inc.
  Gazprom OAO
  5.875-10.50%,
  4/25/07-4/28/34                 10,000       1.04       10/20/10          (51,552)
Citigroup Global Markets, Inc.
  Republic of Brazil
  12.25%, 3/06/30                  1,932       1.98        4/20/07           33,752
Citigroup Global Markets, Inc.
  Republic of Colombia
  8.375%, 2/15/27                  3,750       1.13        1/20/07           36,901
Citigroup Global Markets, Inc.
  Republic of Philippines
  10.625%, 3/16/25                 3,360       4.95        3/20/09          327,182
Credit Suisse First Boston
  Republic of Brazil
  12.25%, 3/06/30                    600       6.90        6/20/07           38,945
Credit Suisse First Boston
  Republic of Venezuela
  9.25%, 9/15/27                     950       3.17       10/20/15           46,461
Deutsche Bank AG
  Republic of Brazil
  12.25%, 3/06/30                  1,932       1.90        4/20/07           32,082
J P Morgan Chase
  Gazprom OAO
  5.875-10.50%,
  4/25/07-4/28/34                  1,380       1.04       10/20/10           (7,113)
Morgan Stanley
  Republic of Brazil
  12.25%, 3/06/30                  4,800       3.80        8/20/06           91,894


ACM INCOME FUND o 27


REVERSE REPURCHASE AGREEMENTS (see Note C)

                              Interest
Broker                          Rate        Maturity        Amount
-------------------------------------------------------------------------
Barclays Securities             4.00%       12/29/06     $   2,838,834
J.P. Morgan Securities          4.90         7/11/06       228,284,220
Merrill Lynch                   4.80         7/11/06        58,728,955
Merrill Lynch                   4.93         7/11/06        70,124,930
Merrill Lynch                   4.95         7/11/06        34,632,288
Merrill Lynch                   4.96         7/11/06        48,589,263
Merrill Lynch                   4.98         7/11/06       151,595,896
Merrill Lynch                   5.02         7/11/06        25,098,836
                                                         -------------
                                                         $ 619,893,222


*    Represents entire or partial securities out on loan.

(a) Positions, or portion thereof, with an aggregate market value of $980,581,178 have been segregated to collateralize the loan payable outstanding.

(b) Positions, or portion thereof, with an aggregate market value of $628,094,601 have been segregated to collateralize reverse repurchase agreements.

(c) Positions, or portion thereof, with an aggregate market value of $381,580,969 have been segregated to collateralize open forward exchange currency contracts.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the aggregate market value of these securities amounted to $438,190,110 or 24.1% of net assets.

(e) Coupon changes periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2006.

(f) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(g)  Variable rate coupon, rate shown as of June 30, 2006.

(h)  Non-income producing security.

(i) Positions, or portion thereof, with an aggregate market value of $5,936,220 has been segregated to collateralize margin requirements for the open futures contracts.

     Currency Abbreviations:
     ARS    - Argentine Peso
     BRL    - Brazilian Real
     CAD    - Canadian Dollar
     COP    - Colombian Peso
     CRC    - Costa Rican Colon
     DOP    - Dominican Peso
     EUR    - Euro
     GBP    - British Pound
     IDR    - Indonesian Rupiah
     KRW    - South Korean Won
     MXN    - Mexican Peso
     PEN    - Peruvian Nuevo Sol
     PLN    - Polish Zloty
     RUB    - Russian Ruble
     TRY    - New Turkish Lira
     U.S. $ - United States Dollar


28 o ACM INCOME FUND


     Glossary of Terms:
     FHLMC  - Federal Home Loan Mortgage Corporation
     FRN    - Floating Rate Note
     LOC    - Letter of Credit
     PIK    - Pay-In-Kind Payments
     TBA    - (To Be Assigned) - Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.


COUNTRY BREAKDOWN

                                     Percent of
Country                           Total Investments
-----------------------------------------------------
United States                           75.85%
Brazil                                   5.74
Mexico                                   3.78
Russia                                   3.13
Turkey                                   2.88
South Korea                              1.30
United Kingdom                           1.14
Argentina                                0.96
Philippines                              0.76
Venezuela                                0.60
Germany                                  0.50
Colombia                                 0.43
Peru                                     0.41
Indonesia                                0.39
Luxembourg                               0.35
Netherlands                              0.24
Ecuador                                  0.19
Uruguay                                  0.18
Bermuda                                  0.17
Canada                                   0.16
Cayman Islands                           0.15
Panama                                   0.11
Nigeria                                  0.09
Kazakhstan                               0.08
Austria                                  0.05
Lebanon                                  0.05
Ukraine                                  0.04
Australia                                0.03
Costa Rica                               0.03
Dominican Republic                       0.03
El Salvador                              0.03
France                                   0.03
Ireland                                  0.02
Poland                                   0.02
Spain                                    0.02
Bulgaria                                 0.01
Greece                                   0.01
Jamaica                                  0.01
Japan                                    0.01
South Africa                             0.01
Sweden                                   0.01


     All data are as of June 30, 2006. The Fund's country breakdown is expressed as a percentage of total investments and may vary over time.

     See notes to financial statements.


ACM INCOME FUND o 29


STATEMENT OF ASSETS & LIABILITIES
June 30, 2006 (unaudited)

Assets
Investments in securities, at value (cost $3,004,740,745 --
  including investment of cash collateral for securities
  loaned of $34,014,929)                                     $3,040,893,751(a)
Cash                                                                124,289
Foreign cash, at value (cost $30,270,292)                        30,502,716
Receivable for investments securities sold and
  foreign currency transactions                                  78,471,740
Interest and dividends receivable                                37,510,844
Unrealized appreciation on credit default swap contracts          1,192,985
Paydown receivable                                                  753,305
Unrealized appreciation on forward exchange
  currency contracts                                                722,625
Total assets                                                  3,190,172,255

Liabilities
Reverse repurchase agreements                                   619,893,222
Loan payable                                                    400,000,000
Payable for investment securities purchased and
  foreign currency transactions                                 309,104,275
Payable for collateral received on securities loaned             34,014,929
Payable for variation margin on futures contracts                 3,008,656
Unrealized depreciation on forward exchange
  currency contracts                                              2,837,336
Loan interest payable                                             2,594,193
Advisory fee payable                                              1,116,353
Unrealized depreciation on credit default swap contracts            190,096
Administrative fee payable                                           34,856
Accrued expenses                                                    208,534
Total liabilities                                             1,373,002,450
Net Assets                                                   $1,817,169,805

Composition of Net Assets
Capital stock, at par                                        $    2,294,363
Additional paid-in capital                                    2,135,583,473
Distributions in excess of net investment income                (50,015,266)
Accumulated net realized loss on investments
and foreign currency transactions                              (309,346,234)
Net unrealized appreciation of investments
  and foreign currency denominated assets and liabilities        38,653,469
                                                             --------------
                                                             $1,817,169,805

Net Asset Value Per Share--300 million shares
  of capital stock authorized, $.01 par value
  (based on 229,436,279 shares outstanding)                           $7.92


(a)  Includes securities on loan with a value of $32,458,588 (see Note E).

     See notes to financial statements.


30 o ACM INCOME FUND


STATEMENT OF OPERATIONS
Six Months Ended June 30, 2006 (unaudited)

Investment Income
Interest (net of foreign taxes withheld
  of $11,837)                                  $  97,007,594
Dividends                                            101,335     $  97,108,929

Expenses
Advisory fee                                       5,976,815
Custodian                                            253,353
Administrative fee                                   185,152
Printing                                             157,479
Registration fee                                     101,522
Transfer agency                                       71,191
Audit                                                 47,213
Legal                                                 39,901
Directors' fees                                       17,974
Miscellaneous                                         43,103
Total expenses before interest expense             6,893,703
Interest expense                                  21,247,517
Total expenses                                                      28,141,220
Net investment income                                               68,967,709

Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                            7,447,907
  Futures contracts                                                 22,154,956
  Written options                                                      (10,292)
  Swap contracts                                                    (1,385,077)
  Foreign currency transactions                                      6,541,843
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                     (116,679,372)
  Futures contracts                                                 10,290,138
  Swap contracts                                                     1,032,854
  Foreign currency denominated assets
  and liabilities                                                   (1,404,868)
Net loss on investment and
  foreign currency transactions                                    (72,011,911)

Net Decrease in Net Assets from
  Operations                                                     $  (3,044,202)


See notes to financial statements.

ACM INCOME FUND o 31


STATEMENT OF CHANGES IN NET ASSETS

                                             Six Months Ended
                                                 June 30,        Year Ended
                                                   2006          December 31,
                                               (unaudited)          2005
                                             ----------------  ----------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                         $   68,967,709    $  150,595,096
Net realized gain on investment
  and foreign currency transactions               34,749,337        44,424,809
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities            (106,761,248)      (43,820,796)
Net increase (decrease) in net assets
  from operations                                 (3,044,202)      151,199,109

Dividends and Distributions to
Shareholders from
Net investment income                            (72,235,887)     (155,530,605)

Common Stock Transactions
Reinvestment of dividends resulting in
  the issuance of Common Stock                     2,524,291         5,985,431
Total increase (decrease)                        (72,755,798)        1,653,935

Net Assets
Beginning of period                            1,889,925,603     1,888,271,668
End of period (including distributions
  in excess of net investment income
  of $50,015,266 and $46,747,088,
  respectively)                               $1,817,169,805    $1,889,925,603


See notes to financial statements.


32 o ACM INCOME FUND


STATEMENT OF CASH FLOWS
Six Months Ended June 30, 2006 (unaudited)

Increase (Decrease) in Cash from
Operating Activities:
Interest and dividends received              $    69,105,709
Interest expense paid                            (21,027,575)
Operating expenses paid                           (7,075,883)
Net increase in cash from operating
  activities                                                   $    41,002,251

Investing Activities:
Purchases of long-term investments            (2,439,254,113)
Proceeds from disposition of long-term
  investments                                  2,456,273,799
Purchases of short-term investments, net         (30,326,580)
Premiums received on written options                 (10,292)
Proceeds from swap contracts                      (1,385,077)
Variation margin paid on futures contracts        26,441,940
Net increase in cash from investing
  activities                                                        11,739,677

Financing Activities*:
Cash dividends paid                              (69,711,596)
Effect of exchange rate on cash                    5,770,661
Increase in reverse repurchase
   agreements                                      3,717,009
Net decrease in cash from financing
  activities                                                       (60,223,926)
Net decrease in cash                                                (7,481,998)
Cash at beginning of period                                         38,109,003
Cash at end of period                                          $    30,627,005

-------------------------------------------------------------------------------

Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from
Operating Activities:
Net decrease in net assets from
  operations                                                   $    (3,044,202)

Adjustments:
Increase in interest and dividend
  receivable                                 $    (4,483,009)
Accretion of bond discount and
  amortization of bond premium                   (23,520,211)
Increase in interest payable                         219,942
Decrease in accrued expenses                        (182,180)
Net realized gain on investments
  and foreign currency transactions              (34,749,337)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities             106,761,248
Total adjustments                                                   44,046,453

Net Increase in Cash from Operating
  Activities                                                   $    41,002,251


* Non-cash financing activities not included herein consist of reinvestment of dividends.

     See notes to financial statements.


ACM INCOME FUND o 33


NOTES TO FINANCIAL STATEMENTS
June 30, 2006 (unaudited)

NOTE A

Significant Accounting Policies

ACM Income Fund, Inc. (the "Fund'') is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 4, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a



34 o ACM INCOME FUND


daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.


ACM INCOME FUND o 35


4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Repurchase Agreements

The Fund's custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the "Advisory Agreement"), the Fund pays the Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30 of 1% of the Fund's average weekly net assets up to $250 million, 1/12th of .25 of 1% of the Fund's average weekly net assets in excess of $250 million, and 4.75% of the Fund's daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month (the "Income Component"). However, such monthly advisory fee shall not exceed in the aggregate 1/12th of .95% of the Fund's average weekly net assets during the month (approximately .95% on an annual basis). Prior to February 11, 2005, the Income Component of the advisory fee was 5.25% of the Fund's daily gross income, as described above, and the monthly advisory fee was not to exceed 1/12th of 1% of the Fund's average weekly net assets during each respective month (approximately 1% on an annual basis).

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries


36 o ACM INCOME FUND


on behalf of the Fund. During the six months ended June 30, 2006, the Fund made no reimbursements to ABIS.

Under the terms of the Administrative Agreement, the Fund pays its Administrator, Princeton Administrators, L.P., a fee at the annual rate of .02 of 1% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly. Princeton Administrators, L.P. prepares financial and regulatory reports for the Fund and provides other administrative services.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2006, were as follows:

                                                   Purchases         Sales
Investment securities (excluding
  U.S. government securities)                   $  353,430,872  $  322,913,181
U.S. government securities                       2,200,232,429   2,212,588,359


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions, futures contracts, written options and swap contracts) are as follows:

Gross unrealized appreciation                                     $116,389,804
Gross unrealized depreciation                                      (80,236,798)
Net unrealized appreciation                                       $ 36,153,006

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the future contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.


ACM INCOME FUND o 37


2. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the


38 o ACM INCOME FUND


amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in written options for the six months ended June 30, 2006 were as follows:

                                                     Number of
                                                     Contracts        Premiums
                                                       (000)          Received
Options outstanding at
  December 31, 2005                                         -0-      $      -0-
Options written                                          1,370          11,782
Options terminated in closing purchase
  transactions                                              -0-             -0-
Options expired                                         (1,370)        (11,782)
Options outstanding at June 30, 2006                        -0-      $      -0-

4. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of January 1, 2004, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recor-


ACM INCOME FUND o 39


ded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to January 1, 2004, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At June 30, 2006, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $30,614,000 with net unrealized appreciation of $683,073 and terms ranging from 1 year to 10 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had Buy Contracts outstanding with a Notional Amount of $1,900,000 with respect to the same referenced obligations and same counterparties of certain Sale Contracts outstanding, which reduced its obligation to make payments on Sale Contracts to $28,714,000 as of June 30, 2006.


40 o ACM INCOME FUND


5. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the six months ended June 30, 2006, the Fund earned drop income of $1,186,435 which is included in interest income in the accompanying statement of operations.

6. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended June 30, 2006, the average amount of reverse repurchase agreements outstanding was $506,013,424 and the daily weighted average annual interest rate was 4.45%.

NOTE D

Capital Stock

During the six months ended June 30, 2006 and the year ended December 31, 2005, the Fund issued 305,006 and 728,742 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral


ACM INCOME FUND o 41


received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of June 30, 2006, the Fund had loaned securities with a value of $32,458,588 and received cash collateral of $34,014,929, which was invested in a money market fund as included in the accompanying portfolio of investments. For the six months ended June 30, 2006, the Fund earned fee income of $124,580, which is included in interest income in the accompanying statement of operations.

NOTE F

Bank Borrowing

The Fund participated in a credit facility for a commercial paper asset securitization program with Societe Generale ("SG") as Administrative Agent, and Barton Capital Corporation ("Barton") as lender. The credit facility has a maximum limit of $400 million. Under the SG Program, Barton will fund advances to the Fund through the issuance of commercial paper rated A-1+ by Standard & Poor's Ratings Services and P-1 by Moody's Investors Service, Inc. The collateral value must be at least 171% of outstanding borrowings. The borrowings under the SG program are secured by the pledging of the Fund's portfolio securities as collateral. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper. The weighted average annual interest rate was 4.70% and the average borrowing was $400,000,000 for the six months ended June 30, 2006. At June 30, 2006, the interest rate in effect was 5.07% and the amount of borrowings outstanding was $400,000,000.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which


42 o ACM INCOME FUND


could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or the United States government.

The Fund invests in sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

Leverage Risk--The Fund participates in a credit facility for the purpose of utilizing investment leverage. The Fund may utilize additional leverage through the investment techniques of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund.

The effect of leverage can realize shareholders higher returns than if the Fund were not leveraged, and the use of leverage techniques can add to net asset value (NAV). However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300%.

To the extent that the current interest rate on the Fund's indebtedness approaches the net return on the leveraged portion of the Fund's investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund's NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund's current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be


ACM INCOME FUND o 43


necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2006, will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:


                                                      2005            2004
Distributions paid from:
  Ordinary income                                 $155,530,605    $177,629,178
Total taxable distributions                        155,530,605     177,629,178
Total distributions paid                          $155,530,605    $177,629,178


As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                           $(346,510,828)(a)
Unrealized appreciation/(depreciation)                           101,082,886(b)
Total accumulated earnings/(deficit)                           $(245,427,942)


(a) On December 31, 2005, the Fund had a net capital loss carryforward of $329,808,305 of which $67,634,579 expires in the year 2006, $67,513,083 expires in the year 2007, $8,878,672 expires in the year 2008, $48,113,872 expires in the year 2009 and $137,668,099 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund's merger with ACM Government Securities Fund and ACM Government Spectrum Fund, may apply. During the fiscal year, the Fund utilized capital loss carryforwards of $48,756,242. For the year ended December 31, 2005, the Fund deferred losses on straddles of $3,495,315. Net capital losses incurred after October 31, and within the taxable year are deemed to arise in the first business day of the Funds next taxable year. For the year ended December 31, 2005, the Fund deferred to January 1, 2006 post October capital losses of $12,170,401 and currency losses of $1,036,807.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the realization for tax purposes of unrealized gains and losses on certain derivative instruments and the difference between book and tax treatment of swap income.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other


44 o ACM INCOME FUND


regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAGOrder"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and


ACM INCOME FUND o 45


(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment


46 o ACM INCOME FUND


Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


ACM INCOME FUND o 47


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                         Six Months
                                              Ended                                  Year Ended December 31,
                                      June 30, 2006     ---------------------------------------------------------------------------
                                        (unaudited)          2005           2004(a)         2003          2002          2001(b)
                                      ---------------------------------------------------------------------------------------------
Net asset value, beginning of period         $ 8.25           $ 8.27         $ 8.39         $ 7.91         $ 7.87         $ 8.45

Income From Investment Operations
Net investment income(c)                        .30              .66            .67            .76            .89            .76
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                        (.31)              -0-          (.01)           .59            .07           (.11)
Net increase (decrease) in net asset
  value from operations                        (.01)             .66            .66           1.35            .96            .65

Less: Dividends and Distributions
Dividends from net investment income           (.32)            (.68)          (.78)          (.87)          (.85)          (.77)
Distributions in excess of net
  investment income                              -0-              -0-            -0-            -0-            -0-          (.07)
Tax return of capital                            -0-              -0-            -0-            -0-          (.07)            -0-
Total dividends and distributions              (.32)            (.68)          (.78)          (.87)          (.92)          (.84)

Less: Fund Share Transactions
Dilutive effect of rights offering               -0-              -0-            -0-            -0-            -0-          (.32)
Offering costs charged to
  paid-in-capital in excess of par               -0-              -0-            -0-            -0-            -0-          (.07)
Total fund share transactions                    -0-              -0-            -0-            -0-            -0-          (.39)
Net asset value, end of period               $ 7.92           $ 8.25         $ 8.27         $ 8.39         $ 7.91         $ 7.87
Market value, end of period                  $ 7.41           $ 8.28         $ 8.16         $ 8.58         $ 8.46         $ 7.30
Premium/(Discount)                            (6.44)%            .36%         (1.33)%         2.26%          6.95%         (7.24)%

Total Investment Return
Total investment return based on:(d)
  Net asset value                              (.18)%           8.32%          8.44%         17.66%         13.27%          3.11%
  Market value                                (6.94)%          10.18%          4.63%         12.50%         30.60%          7.80%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $1,817,170       $1,889,926     $1,888,272     $1,904,853     $1,785,164     $1,764,895
Ratio to average net assets of:
  Expenses                                     3.04%(f)         2.46%          1.66%          1.67%          1.87%          2.31%
  Expenses, excluding interest
    expense(e)                                  .74%(f)          .79%           .98%          1.10%          1.26%          1.18%
  Net investment income                        7.45%(f)         7.99%          8.27%          9.28%         11.69%          9.33%
Portfolio turnover rate                          90%             160%           139%           276%           414%           676%
Asset coverage ratio                            413%             443%           492%           559%           376%           379%
Bank borrowing outstanding
  (in millions)                                $400             $400           $400           $400           $400           $300


See footnote summary on page 49.


48 o ACM INCOME FUND


(a) As of January 1, 2004, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to January 1, 2004, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended December 31, 2004, was to decrease net investment income per share and increase net realized and unrealized gain (loss) on investment transactions. The effect on the per share amounts was less than $0.005. The ratio of net investment income to average net assets was decreased by 0.02%.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $.05, decrease net realized and unrealized loss on investment transactions per share by $.05, and decrease the ratio of net investment income to average net assets from 9.92% to 9.33%.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e)  Excludes net interest expense of 2.30%, 1.67%, .68%, .57%, .61% and 1.13%, respectively, on borrowings (see Notes C and F).

(f)  Annualized.


ACM INCOME FUND o 49


SUPPLEMENTAL PROXY INFORMATION
(unaudited)

The Annual Meeting of Stockholders of ACM Income Fund, Inc. ("the Fund") was held on March 29, 2006. A description of each proposal and number of shares voted at the meeting are as follows:

                                                                     Authority
                                                     Voted For        Withheld
To elect three Directors of the Fund's
  common stockholders for a term of two
  or three years and until his successor is duly elected and qualifies.

Class Two (term expires 2008)
D. James Guzy                                      206,183,547       2,658,884

Class Three (terms expire 2009)
Marc O. Mayer                                      206,243,917       2,598,515
Marshall C. Turner, Jr.                            206,278,193       2,564,239


50 o ACM INCOME FUND


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Andrew M. Aran(2), Vice President
Paul J. DeNoon(2), Vice President
Gershon Distenfeld(2), Vice President
Michael L. Mon, Vice President
Douglas J. Peebles(2), Vice President
Kewjin Yuoh(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Administrator
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ08543-9095

Dividend Paying Agent, Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund are made by a team of investment professionals consisting of Messrs. Aran, DeNoon, Distenfeld, Peebles and Yuoh.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of ACM Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

     Annual Certifications-As required, on April 20, 2006, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.


ACM INCOME FUND o 51


ALLIANCEBERNSTEIN FAMILY OF FUNDS

-----------------------------------------
Wealth Strategies Funds
-----------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy
-----------------------------------------
Blended Style Funds
-----------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio
-----------------------------------------
Growth Funds
-----------------------------------------

Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund*
-----------------------------------------
Value Funds
-----------------------------------------

Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund
-----------------------------------------
Taxable Bond Funds
-----------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio
-----------------------------------------
Municipal Bond Funds
-----------------------------------------
National              Michigan
Insured National      Minnesota
Arizona               New Jersey
California            New York
Insured California    Ohio
Florida               Pennsylvania
Massachusetts         Virginia
-----------------------------------------
Intermediate Municipal Bond Funds
-----------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York
-----------------------------------------
Closed-End Funds
-----------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II
-----------------------------------------
Retirement Strategies Funds
-----------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


52 o ACM INCOME FUND


SUMMARY OF GENERAL INFORMATION

ACM Income Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the designation "ACM IncFd." The Fund's NYSE trading symbol is "ACG." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.


ACM INCOME FUND o 53


NOTES


54 o ACM INCOME FUND


NOTES


ACM INCOME FUND o 55


NOTES


56 o ACM INCOME FUND


Privacy Notice

Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

ACM INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


ACMI-0152-0606


ITEM 2.   CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.   EXHIBITS.

The following exhibits are attached to this Form N-CSR:

       EXHIBIT NO.   DESCRIPTION OF EXHIBIT
       -----------   -----------------------
       12 (b) (1)    Certification of Principal Executive Officer Pursuant to
                     Section 302 of the Sarbanes-Oxley Act of 2002

       12 (b) (2)    Certification of Principal Financial Officer Pursuant to
                     Section 302 of the Sarbanes-Oxley Act of 2002

       12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  ACM Income Fund, Inc.

By:   /s/ Marc O. Mayer
      -------------------
      Marc O. Mayer
      President

Date: August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -------------------
      Marc O. Mayer
      President

Date: August 28, 2006

By:   /s/ Joseph J. Mantineo
      -------------------
      Joseph J. Mantineo
      Treasurer and Chief Financial Officer

Date: August 28, 2006